UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
             ________________________________________

                            FORM 8-K

                         CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934
                ________________________________________
Date of Report (Date of earliest event reported): June 20, 2007


                UNION NATIONAL FINANCIAL CORPORATION
               ________________________________________
        (Exact name of registrant as specified in its charter)


       Pennsylvania                0-19214           23-2415179
___________________________   _______________   ______________
(State or other jurisdiction     Commission      (IRS Employer
of incorporation)              File Number) Identification No.)

570 Lausch Lane, Lancaster, Pennsylvania              17601
________________________________________            _________
(Address of principal executive offices)            (Zip Code)

                           (717) 653-1441
               ________________________________________
         (Registrant's telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                  CURRENT REPORT ON FORM 8-K

ITEM 8.01.   Other Events.

      On June 20, 2007, Union National Community Bank (the "Bank"), the Registrant's wholly-owned subsidiary, entered into a Memorandum of Understanding ("MOU") with the Comptroller of the Currency ("OCC"). Specifically, the MOU requires the Bank to (1) implement a three-year strategic plan in accordance with specific guidelines set forth in the MOU, (2) develop and implement a three-year capital plan, in accordance with specific guidelines set forth in the MOU, including a dividend policy for the payment of dividends provided the Bank is in compliance with the capital plan, applicable law and regulations, (3) review and revise a written program to improve the Bank's loan portfolio management,
(4) review and revise the Bank's funds management reports to ensure that they reflect current and projected funding needs, (5) develop and implement a risk based audit program to determine weaknesses or deficiencies in the Bank's consumer compliance program, (6) ensure the Bank's interest rate risk ("IRR") measurement tool or model conforms to OCC guidelines and, if necessary, develop an action plan to address need for a more acceptable IRR measurement model, and (7) furnish written quarterly progress reports to the OCC detailing the form and manner of actions taken to comply with the MOU. Each provision of the MOU is subject to OCC approval, non-objection and/or review.

      Management believes that the MOU will have no material impact on our operating results or financial condition and that the MOU will not constrain our business. Management believes it has already made substantial progress in satisfying the MOU. Management is committed to addressing and resolving the issues presented in the MOU.

                           SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                            UNION NATIONAL FINANCIAL CORPORATION
                            (Registrant)


Dated: June 21, 2007         /s/ Mark D. Gainer
                             ______________________________
                             Mark D. Gainer
                             Chairman, President, and
                             Chief Executive Officer